Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated February 1, 2013 to the
Statutory Prospectuses for Institutional Class and Class A, Class C, Class D and Class P Shares of
Allianz Funds Multi-Strategy Trust,
Dated April 2, 2012 (as revised January 28, 2013)
Disclosure Relating to AllianzGI Behavioral Advantage Large Cap Fund
Within the Fund Summary relating to AllianzGI Behavioral Advantage Large Cap Fund, the subsection entitled “Management of the Fund — Portfolio Managers” is hereby restated in its entirety as follows:
Russell Fuller, CFA, PhD, Founder, President and Chief Investment Officer of Fuller & Thaler, has managed the Fund since its inception in 2011.
Within the Management of the Funds section, the following information is hereby added after the table under “Management of the Funds — Sub-Advisers — Fuller & Thaler”:
Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz.
Fuller & Thaler provides investment management services primarily in long only and long short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, academic institutions and other institutional investors. As of December 31, 2012, Fuller & Thaler had assets under management of $1.1 billion.
In addition to the advisory-related services noted above, Fuller & Thaler also provides administration and legal/compliance oversight services. The individuals at Fuller & Thaler listed below share primary responsibility for the day-to-day management of the Fund.

Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience
AllianzGI Behavioral Advantage Large Cap Fund	Russell Fuller	2011 (Inception)	Russell J. Fuller, CFA, PhD, founded Fuller & Thaler and has served as its President and Chief Investment Officer since 1993. He was Vice President of Strategy Development at Concord Capital Management from 1990 to 1993, and Professor of Finance at Washington State University beginning in 1976 and Chair of the Department of Finance thereof from 1984 to 1990.
Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167
ALLIANZ FUNDS MULTI-STRATEGY TRUST
Supplement Dated February 1, 2013 to the
Statement of Additional Information dated April 2, 2012 (as revised January 28, 2013)
Disclosure Relating to AllianzGI Behavioral Advantage Large Cap Fund
The subsection captioned “Fuller & Thaler” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is hereby revised to remove all references to Wei Su as a portfolio manager of the AllianzGI Behavioral Advantage Large Cap Fund.
Please retain this Supplement for future reference.